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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K



                Current Report Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


          Date of Report (Date of earliest event reported): May 1, 2003



                                 FGI GROUP INC.
             (Exact name of registrant as specified in its charter)



                DELAWARE                               36-3520923
     (State or other jurisdiction of                (I.R.S. Employer
     incorporation or organization)                Identification No.)


    1250 S. GROVE AVE., SUITE 200
         BARRINGTON, ILLINOIS                             60010
   (Address of principal executive offices)             (Zip Code)



        Registrant's telephone number, including area code (847) 382-2064



                                 Not applicable
        -----------------------------------------------------------------
              (Former name, former address and former fiscal year,
                          if changed since last report)



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ITEM 5. OTHER EVENTS

Pursuant to Bankruptcy Rule 2015, on May 1, 2003 the Company filed its monthly operating reports covering the period ending February 28, 2003 with the United States Bankruptcy Court for the District of Delaware.

Attached as Exhibit 99.1 to this Form 8-K is the following financial information included in such monthly operating reports:



                  1.  Summary of Cash Accounts.
                  2.  Receipts Listings.
                  3.  Disbursements Listings.
                  4.  Statement of Inventory.
                  5.  Loan Account.
                  6.  Statement of Aged Receivables.
                  7.  Accounts Payable Aging.
                  8.  Tax Questionnaire.
                  9.  Declaration.



ITEM 7. EXHIBITS

  (c) Exhibit


 Exhibit
 Number                          Description
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   99.1    Financial Information dated March 31, 2003













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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                              FLORSHEIM GROUP INC.

                              /s/ F. Terrence Blanchard
                              ------------------------------------------------
                              F. Terrence Blanchard
                              President and Chief Financial Officer



May 5, 2003